UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

OURNETT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	005-88417 (Commission File Number)	46-3545939 (I.R.S Employe Identification No.)

122 East 42nd Street

New York, New York 10168

(Address of principal executive offices)

(212) 986-1544

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

On November 30, 2018, Ournett Holdings, Inc. notified Malone Bailey LLP that it had dismissed the firm as our independent registered public accounting firm.  The dismissal of Malone Bailey LLP was approved by our Board of Directors on November 29, 2018.

Malone Bailey LLP’s reports on our annual consolidated financial statement for the years September 30, 2013 and 2014 did not contain an adverse opinion or a disclaimer of opinion, nor were either report qualified or modified as to uncertainty, audit scope or accounting principles; provided, however, that the reports for the years ended September 30, 2013 and 2014 included an explanatory paragraph that there was substantial doubt about our ability to continue as a going concern.

During the years ended September 30, 2013 and 2014 and in the subsequent interim period through November 30, 2018, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between our company and Malone Bailey LLP. on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to Malone Bailey LLP 's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report prepared by Malone Bailey LLP. Further, there have been no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

We furnished a copy of the above disclosures to Malone Bailey LLP and requested that it provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above.  Liggett & Webb, P.A. responded with a letter dated December 18, 2018, stating its agreement with such statements, a copy of which is filed herewith as Exhibit 16.1 to this report.

After conducting a process to determine the audit firm that would serve as the independent registered public accounting firm for our company for the years ending September 30, 2015, 2016, 2017, and 2018, on November 30, 2018, the Board approved, the engagement of Liggett & Webb, P.A. as our independent registered public accounting firm, effective December 5, 2018.

Neither Ournett Holdings, Inc., nor anyone on our behalf, has consulted Liggett & Webb, P.A. regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter dated December 18, 2018 from Malone Bailey LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OURNETT HOLDINGS, INC.

By:	/s/ Fernando Koatz
Name:	Fernando Koatz
Title:	President and CEO

Date: December 6, 2018